Filed Pursuant To Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Frontegra New Star International Equity Fund

(the “Fund”)

SUPPLEMENT TO PROSPECTUS

dated October 31, 2008

On April 1, 2009, New Star Asset Management PLC (“NSAM”), the ultimate parent company of New Star Institutional Managers Limited (“New Star”), the Fund’s subadviser, underwent a capital restructuring (the “Restructuring”).  Following the Restructuring, on April 9, 2009, Henderson Group plc, one of Europe’s largest investment managers, acquired NSAM’s shares (together with the Restructuring, the “Transaction”).  The Transaction resulted in a change in control of New Star and, therefore, constituted an “assignment” of the existing subadvisory agreement between New Star and Frontegra Asset Management, Inc., the Fund’s investment adviser, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory or subadvisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

As a result of the Transaction, an interim subadvisory agreement approved by the Board of Directors of Frontegra Funds, Inc. on February 17, 2009 became effective on April 1, 2009.  Under the interim subadvisory agreement, New Star will continue to act as the subadviser to the Fund until the Fund’s shareholders approve or disapprove of a new subadvisory agreement at a special meeting of shareholders or August 29, 2009, whichever is sooner.  Details regarding the special meeting of shareholders will be contained in a proxy statement.

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is April 17, 2009.